     As filed with the Securities and Exchange Commission on April 21, 2000


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Metawave Communications Corporation
            (Exact name of registrant as specified in its charter)

Delaware                                                         91-1673152
(State of incorporation or organization)                         (IRS Employer
                                                                 Identification No.)

10735 Willows Road NE                                            98052
Redmond, WA                                                      (Zip Code)
(Address of principal executive offices)

If this form relates to the registration of a class of           If this form relates to the registration of a
securities pursuant to Section 12(b) of the Exchange             class of securities pursuant to Section 12(g) of
Act and is effective pursuant to General Instruction             the Exchange Act and is effective pursuant to
A.(c), check the following box. [ ]                              General Instruction A.(d), check the following
                                                                 box. [X]

Securities Act registration statement file number to which this form relates:
333-30568 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of each class                                 Name of each exchange on which
                    to be so registered                                 each class is to be registered
------------------------------------------------------------  ---------------------------------------------------
                            None                                                     None

       Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.001 per share
          -----------------------------------------------------------
                               (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-30568) filed via EDGAR on February 17, 2000 (the "Form S-1 Registration Statement").

Item 2.           Exhibits
                  --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1.1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               2.1 Sixth Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               2.2 Form of Seventh Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the completion of the offering -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               2.3 Bylaws -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               2.4 Fifth Amended and Restated Investor's Rights Agreement dated April 28, 1999 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.7 to the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 21, 2000                Metawave Communications Corporation

                                    By: /s/ Kathryn Surace-Smith
                                       -----------------------------------
                                       Kathryn Surace-Smith,
                                       Secretary and General Counsel

                                      -3-
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                               INDEX TO EXHIBITS

   Exhibit No.                                          Description
-----------------  -------------------------------------------------------------------------------------
       1.1         Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.
       2.1         Sixth Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
       2.2         Form of Seventh Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the completion of the offering -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
       2.3         Bylaws -- incorporated herein by reference to Exhibit 3.2 to the Form S-1
                   Registration Statement.
       2.4         Fifth Amended and Restated Investor's Rights Agreement dated April 28, 1999 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.7 to the Form S-1 Registration Statement.

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